Exhibit 99.1

 PROFESSIONAL DIVERSITY NETWORKA Dynamic Operator Of Professional Networks Focused On Diversity   www.prodivnet.com    NASDAQ:IPDN    Shares O/S  14.6MM  Mgmt. Ownership   17.9%

 SAFE HARBOR  Notice Regarding Forward-Looking StatementsThis presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. All statements regarding Professional Diversity Network’s (“PDN” or the “Company”) expected future financial position, results of operations, cash flows, business strategy, budgets, projected costs, capital expenditures, products, competitive positions, growth opportunities, plans and objectives of management for future operations, as well as statements that include the words such as “expects,” “reaffirms,” “intends,” “anticipates,” “plans,” “believes,” “seeks,” “estimates,” “optimistic,” or variations of such words and similar expressions, are forward-looking statements. These forward-looking statements are subject to a number of risks, uncertainties and assumptions, including those described under the heading “Risk Factors” in the Company’s Annual Report on Form 10K and filings with the Securities and Exchange Commission (the “SEC”). Moreover, the Company operates in a very competitive and rapidly changing environment. New risks emerge from time to time. It is not possible for Company management to predict all risks, nor can the Company assess the impact of all factors on its business or the extent to which any factor, or combination of factors, may cause actual results to differ materially from those contained in any forward-looking statements the Company may make. In light of these risks, uncertainties and assumptions, the forward-looking events and circumstances discussed in this presentation may not occur and actual results could differ materially and adversely from those anticipated or implied in the forward-looking statements. These risk factors are listed from time to time in PDN’s SEC filings, including but not limited to its Annual Report on Form 10-K filed on March 31, 2015. Forward looking statements speak only as of the date they were made, and PDN does not assume any obligation to publicly update or revise any forward-looking statements for any reason.    2

 WHO WE ARE  Financial Data As of September 30, 2015  3  A Career Consultation And Lead Generation Service  A Dynamic Operator Of Professional Networks Focused On Diversity   Online Professional Networking Communities With Career Resources Tailored To The Needs Of Various Diverse Cultural Groups With 6.8MM Registered Users  A Professional Women’s Networking Organization With Over 850,00 Members

 MULTICULTURAL AMERICA  Source: Bureau of Labor Statistics’ “The Employment Situation—June 2012”  U.S. Census Data Estimates That By 205083% Of The Growth In The Working Age Population Will Be Comprised Of New Immigrants And Their Children.   Continuing Population Shift Is Changing The Professional Workforce  4  2012  2050

PROFESSIONAL DIVERSITY NETWORK

Professional Diversity Network

The PDN Network Consists Of Several Online Professional Networking Communities Dedicated To Serving Diverse Professionals And Employers Seeking To Hire Diverse Talent.

PDN's Primary Functionality Includes Contact Management, Networking Tools And A Recruiting Platform

ONLINE DIVERSITY RECRUITMENT
- Job Postings
- Online Recruitment Advertising
- Diversity Recruitment Compliance Services
- Career Fairs

HIRE ADVANTEDGE
- Cost Per Qualified Applicant
- Additional Output of Career Consultation
- More Efficient Than Job Postings

PDN Provides A Platform That Benefits All Aspects Of Its Market's Ecosystem Including Users, Recruiters And Advertisers

- Serving Employers Who Are Subject To EEOC, Affirmative Action And OFCCP Regulations Mandating A Diverse Workforce
- Users Have The Ability To Manage And Build Their Professional Network As Well As Access A Large Job Listing Database
- Recruiters Use PDN's Platform To Post Job Listings As Well As Identify Potential Candidates
- Advertisers Can Target A Specific Audience / Demographic

** Source: Catalyst.org*

Professional Diversity Network
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PROFESSIONAL DIVERSITY NETWORK AFFINITIES

Pro Able
Disabled Professionals

iHispano
Latino Professionals

Asian Career Network
Asian Professionals

Military 2 Career
Veteran Professionals

Professional Diversity Network

Black Career Network
African American Professionals

Women's Career Channel
Female Professionals

Out Professional Network
LGBT Professionals

Professional Diversity Network

Mobile And Tablet Friendly

- One Site For Every Screen Provides A Consistent Experience

Geographically And Occupationally Targeted

- Culturally Relevant Recruitment For Active And Passive Candidates
- Promotion Of Corporate Culture Of Diversity And Inclusion
- Connect And Network With Recruiters And Diverse Talent

Semantic Searching (Employer Or Seeker)

- Advanced Analytics To Match Diverse Talent To Career Opportunities
- Incorporation Of Location, Current Trends, Word Variations And Other Natural Language Elements

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 OUR DIVERSITY RECRUITING ECOSYSTEM  7  Nationwide Networking Conferences, Events & Career Fairs   Compliance Suite  Targeted Email Campaigns  Employer Dashboard  Patented Smart Online Resume Builder  Recruitment Media Campaigns  Social Media Platforms  Talent Communities  Sourcing + Text Message Jobs + Applies

 HIREADVANTEDGE  A Predictable Subscription Based Recurring Revenue Driven Model  8  In 000s

PROFESSIONAL DIVERSITY NETWORK

Professional Diversity Network


Recruitment Products to Help You Find Diverse Talent
Your Products
Add More Products
Order Summary

Key Metrics

- Eight Affinity Networking Communities
- 6.8MM Users
- 7 Million TCPA Opt-in Job Seekers
- Highest Number Of Page Views, Unique Monthly Visitors And Number Of Registered Users Compared To Other Minority Professional Networking Sites
- Access To 28 Million Minority Professionals Via Its Ad Network Web Properties As Well As Content Shared On Its Partners' Sites
- 3x The Reach Of The Next Largest Multicultural Network
- In The U.S., PDN Has Penetrated 77% Of Hispanics And 54% Of African-Americans Online

Professional Diversity Network

** Source: Catalyst.org*

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 1. Year ending December 31st of each year2. 2015 data as of September 303. Does not include NAPW membership4. Partner membership included beginning 2013  10  PDN Registered User Growth1.1MM New Registered Users Q3 2015  In 000s

 Proven Results    “The McGraw-Hill companies have worked with iHispano since 2005 to increase their diversity talent pipeline of candidates, and Professional Diversity Network is our go-to solution to build a diverse work environment.”Peter CastilloSenior Director, Talent Acquisition  Inclusion & Diversity at The McGraw-Hill Companies“Diversity is a core value of The McGraw-Hill Companies, and our commitment to a diverse work environment spans generations. Today, our reputation for integrity, quality and innovation depends on our ability to transform the diverse experiences, perspectives and ideas of our employees into outstanding information services and analysis that meet the financial, education and business needs of our customers worldwide.I believe that we are at our best when the men and women of The McGraw-Hill Companies work and thrive in a dynamic environment where inclusion is encouraged, differences are respected, and diversity is of paramount importance.“Harold McGraw IIIChairman, President and CEO  11

 NOBLE VOICE  Financial Data As of September 30, 2015  12  A Career Consultation And Lead Generation Service  The Noble Voice Call Centers Qualify Callers For Real-time Job Placement. Conducts Over 25,000 Career Consultations Per Week. Monetizes These Consultations By Using Proprietary Technology To Drive Inexpensive Online Traffic To Our Offline Call Centers And Generating Value-added LeadsLeads Are Sold To Strategic Partners Who Provide Continuing Education And Career Services. Noble Voice Maintains A Sophisticated CRM And Marketing Controls, And Is Able To Efficiently Manage The Number Of Consultations To Match Demand.

 13  Founded in 2007 To Provide ExclusiveNetworking Opportunities To Professional Women. Through Building Connections And Expanding Their Network, Women Can Advance Their Careers And Be Empowered To Achieve. Today NAPW Has More Than 850,000 Members, Over 200 Local Chapters Across The Country, AndOur Virtual “eChapter” With Over 13,000 Members  “My answer is simple. We need a place where we can nurture relationships in a way that feels comfortable, a venue where we make the rules, and a private space that empowers us.”Why Women Need Women-Only Networks FORBESWOMEN

NATIONAL ASSOCIATION OF PROFESSIONAL WOMEN

MARKET OPPORTUNITY

Women Are Projected To Make Up 51% Of The Increase In The Workforce Through 2018 And Make The Purchasing Decisions For Themselves And Their Families

78MM
WOMEN IN LABOR FORCE
BY 2018



80%
WHITE COLLAR
IN 2013



WOMEN'S MEDIAN EARNINGS
80% OF MEN'S

8.6MM
WOMEN-OWNED BUSINESSES


OPEN

NAPW Online Networking Site

Connecting Emerging Business Owners and New Customers

Source: Catalyst.org



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 DEMOGRAPHICS  NATIONAL ASSOCIATION OF PROFESSIONAL WOMEN  45% ARE MANAGERS/ EXECUTIVES  75% ARE HOMEOWNERS  NAPW Is The Largest, Most Recognized Networking Organization For Professional Women In The Country   15

     16

 STAR JONESPresident  A Well-Respected, Sought-after Commentator And Women’s And Diversity Advocate, Star Is A Highly Accomplished Attorney, Former NYC Prosecutor, Entrepreneur, Businesswoman, Philanthropist, Best-selling Author And PDN/NAPW President. Star’s Guest Commentator Appearances Provide National Exposure, Promotion, Credibility And Thought Leadership For PDN/NAPW In Major Broadcast Markets And Online -- Raising Awareness Of PDN Products And Services, And Creating New Demand From Potential Clients.  As The National Volunteer For The American Heart Association, Star Positively Impacts The Lives Of All Women By Empowering Them To Take Action, Stand Stronger And Join The Fight Against Heart Disease.  PDN and NAPW “STAR” POWERSTAR JONES, PRESIDENT  17

FINANCIAL HIGHLIGHTS

Through September 30, 2015

- $30MM In Revenue YTD Q315, Up from $3.8MM in Comparable Prior Year Period Driven Primarily By Acquisitions
- $8.7MM in Unaudited Booked Revenues In The 3rd Quarter Of 2015, Up From $1.2 Million In The Comparable Prior Year Period
- Gross Profit Margin Of 84% YTD Q315
- Liquidity Position Provides Resources To Support Long-Term Growth Strategy
- Successfully Completed Two Acquisitions In 2013 – Adding Technology Strength, Product Offering Breadth, Depth And Growth Of Brand Awareness
- Acquired NAPW In Q314 And The Assets Of Noble Voice In Q414

Professional Diversity Network

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 STATEMENT OF OPERATIONS  19

 Reconciliation of Net Loss to Adjusted EBITDA  20  The Table Above Presents Adjusted EBITDA (A Non-GAAP Financial Metric) And Provides A Reconciliation Of Adjusted EBITDA To The Directly Comparable GAAP Measure Reported In The Company’s Consolidated Financial Statements

 BALANCE SHEET  21  Other current assets include Incremental direct costs, prepaid license fee, and other prepaid expenses.Other assets include goodwill and intangible assets net of accumulated amortization, merchant reserve, security deposits and other misc. assets.Source: PDN

NATIONAL ASSOCIATION OF PROFESSIONAL WOMEN

REVENUE TRENDS BY SOURCE


$1,600
$1,400
$1,200
$1,000
$800
$600
$400
$200
$-
Jan '12
Mar
May
Jul
Sep
Nov
Jan '13
Mar
May
Jul
Sep
Nov
Jan '14
Mar
May
Jul
Sep
Nov
Jan '15
Mar
May
Jul
Sep
Nov
Jan '16

New Memberships

- Trends Impacted By Reduced Lead Spend, Size of Membership Coordinator Team.
- Steps Being Taken to Optimize Lead Spend and Membership Coordinator Performance To Improve Variable Contribution
- Opportunities to Expand Efforts Through Member to Member Initiatives, Networking Event Membership Drives, 'Work From Home' Model In Other States, Segmentation Initiatives, Potential For eCommerce Offering


$800
$700
$600
$500
$400
$300
$200
$100
$-
Jan '12
Mar
May
Jul
Sep
Nov
Jan '13
Mar
May
Jul
Sep
Nov
Jan '14
Mar
May
Jul
Sep
Nov
Jan '15
Mar
May
Jul
Sep
Nov
Jan '16

Renewals

- Strong Recurring Revenue Stream
- Opportunities to Improve Renewal Rate Through Enhanced Member Engagement Initiatives, Gamification, Expanded On Boarding Efforts, Revised Product Offerings Based on Recent Market Study, Networking Event Cadence and Location, Branding and Marketing Efforts


$1,000
$800
$600
$400
$200
$-
Jan '12
Mar
May
Jul
Sep
Nov
Jan '13
Mar
May
Jul
Sep
Nov
Jan '14
Mar
May
Jul
Sep
Nov
Jan '15
Mar
May
Jul
Sep
Nov
Jan '16

Additional Product Sales

- Trends Impacted By New Membership Trends and CRM Implementation Challenges
- Opportunities to Drive Additional Revenue Through Customization of CRM, Expansion of Sales Team, New Product/Partnership Offerings

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GROWTH STRATEGY

Professional Diversity Network

NOBLE voice

NATIONAL ASSOCIATION OF PROFESSIONAL WOMEN

- **Expand Subscription Based Service**
  - Expansion of licenses deployed
  - Grow services within existing licenses
  - Increase recruiter license awareness with national Cable TV commercial Launch in April

- **Grow revenues through market share gains**
  - Accelerate new Job Seeker Consultations
  - Add new Career Counselors by 50% in 2016
  - Leverage scale to increase profitability

- **Grow Membership Base in Key DMAs**
  - Expansion of Sales Team Nationally (WAH), M2M Initiatives, University Market
- **Drive Retention**
  - Member Engagement Initiatives (Gamification), Optimize Product Offerings Based on Mkt Research, Targeted Networking Events, Partnerships
- **Big Data**
  - Enhance Membership Database to Optimize Marketing Spend and Engage Corporate Sponsors

Professional Diversity Network



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WHY INVEST IN PDN

- Attractive Industry Demographic Trends
- Regulatory Environment Favorable To Promoting Diversity In The Workplace
- Acceptance And Growth Of Online Recruitment And Advertisement
- Customized Technology Platform That Harnesses The Power Of Web Socialization
- Business Model With Efficient Member Acquisition And Recurring Cash Flow
- Strong Strategic Alliances And Relationships With Professional Organizations
- Large, Growing And Diverse National Membership Base With Further Monetization Opportunities
- High Gross Margins (84%) Provides Ability To Generate Significant Cash Flow Once Scale Achieved

Professional Diversity Network

* Source: Catalyst.org

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 Professional Diversity Network has over 50 Diversity Organizations, Not-for-Profits and Media Partners  STRATEGIC PARTNERSHIPS  ACCESSIBLE.ORG  25

   BOARD OF DIRECTORS  26

BOARD OF DIRECTORS



Donna Brazile

Managing Director Of Brazile & Associates LLC

Donna Brazile Is A Veteran Democratic Political Strategist. She Is The Founder And Managing Director Of Brazile & Associates LLC, A General Consulting, Grassroots Advocacy, And Training Firm Based In Washington, DC. Ms. Brazile Also Is An Adjunct Professor At Georgetown University, A Syndicated Columnist For Universal Uclick, Ms. Magazine, And O, The Oprah Magazine, A Television Political Commentator On ABC And CNN, And The Vice Chair Of Voter Registration And Participation At The Democratic National Committee. Previously She Served As Interim National Chair Of The Democratic National Committee And Former Chair Of The Dnc's Voting Rights Institute. In 2000, She Was The First African-american To Manage A Presidential Campaign While Working For Vice President Al Gore.



Randi Zuckerberg

CEO Of Zuckerberg Media

Randi Zuckerberg Is The Founder And CEO Of Zuckerberg Media, A Digital And Traditional Media Company, And Editor-in-chief Of Dot Complicated, An Online Community Helping Us Navigate And "Untangle" Our Wired, Wonderful Lives. Randi Recently Released Her First Books With Harpercollins, An Adult Non-fiction Book Also Titled Dot Complicated, Which Addresses The Multifaceted Complications Of Our Socially Transparent World, And A Children's Picture Book, Titled Dot. She Also Recently Appeared On Broadway In Rock Of Ages As Regina. As An Early Marketing Executive At Facebook, Randi Created And Ran The Social Media Pioneer's Marketing Programs. She Led The Company's U.S. Election And International Politics Strategy And Created Facebook's Live Streaming Initiatives During The 2008 Presidential Inauguration. Randi Was Nominated For An Emmy Award In 2011 For Her Innovative Coverage Of The 2010 Mid-term Elections That Integrated Online And TV Coverage In Unique Formats.

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BOARD OF DIRECTORS



Star Jones

President And National Spokesperson – Professional Diversity Network

A Former Senior Assistant District Attorney For The City Of New York, Star Jones Previously Served As A Legal Correspondent, Analyst And Highly Sought After Television Personality Over The Last Two Decades. From 1997-2006, She Was Co-host Of ABC's Hit Daytime Show The View. For Her Work In Television, Ms. Jones Has Received Nine Emmy Nominations. Also An Accomplished Author, Ms. Jones Has Written Three Best-selling Books And Launched And Supported Numerous Successful Businesses. A Prolific Fundraiser For Philanthropic Causes, Since 2011, Ms. Jones Has Been The Face Of The American Heart Association's (AHA) National Go Red Efforts As A National Volunteer. Ms. Jones Frequently Lectures On A Variety Of Topics, Including Law, Politics, Race, Gender Equality, Networking, Women's Empowerment, Pop Culture, Fitness And Heart Health.



Daniel Marovitz

President Of Europe, Earthport PLC

He Is The President Of Earthport, Europe And A Member Of The Executive Team Of Earthport Plc, The Largest Open Network For Cross Border Payments. He Is A Respected Web Entrepreneur And Banker. He Founded Buzzumi, A Software Platform That Helps Consulting And Advice-based Businesses Operate Online. From 2007 To 2011, He Served As Head Of Product Management And Member Of The Board Of Deutsche Bank's Global Transaction Bank. Previously, Daniel Served As Chief Information Officer For Investment Banking Of Deutsche Bank And Chief Operating Officer Of Technology From 2002 To 2007. Mr. Marovitz Joined Deutsche Bank In 2000 As Managing Director And Chief Operating Officer Of The EGCI Group At Deutsche Bank. Previously, He Was Vice President Of Commerce At iVillage, An Online Women's Network From 1998 To 2000. Mr. Marovitz Also Worked For Gateway 2000 Where He Served As The Head Of Gateway.com From 1996 To 1998 And Was The Co-founder Of Gateway's Japanese Subsidiary In Tokyo From 1994 To 1996.

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BOARD OF DIRECTORS



Stephen Pemberton

VP & Chief Diversity Officer Of Walgreens

Stephen Pemberton Is A Director. In 2011, He Joined Walgreen Co., A Retail Pharmacy Company, As Divisional Vice President And Chief Diversity Officer. From 2005 To 2010, Mr. Pemberton Was Chief Diversity Officer And Vice President Of Diversity And Inclusion At Monster Worldwide.com. Mr. Pemberton Is The Author Of The Best-Selling Book, "A Chance In The World" And Lectures Across The Nation On Diversity And Inclusion In The Workplace.



Andrea Sáenz

First Deputy Commissioner At Chicago Public Library

Andrea Sáenz Is A Director. Since May 2011, She Has Served As Chief Of Staff For The Chicago Public Schools. From August 2010 To May 2011, Ms. Sáenz Was Board Resident At The U.S. Department Of Education. From July 2006 To August 2010, Ms. Sáenz Was Executive Director For The Hispanic Alliance For Career Enhancement, A Nonprofit Organization Dedicated To The Advancement Of Latino Professionals. Prior To Holding That Position, She Was A Fellow At The University Of Pennsylvania Fels Institute Of Government. Ms. Sáenz Began Her Career At Congreso De Latinos Unidos, An Organization Focusing On Latino-american Communities.

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BOARD OF DIRECTORS



Barry Feierstein

Barry Feierstein Is A Business Consultant Who Began His Career At McKinsey And Company. In Addition To His Consulting Services He Was Employed At The University Of Phoenix, An Online Institution Of Higher Learning And A Wholly-Owned Subsidiary Of The Apollo Group From 2010 To 2014, Serving As The Chief Business Operating Officer. Prior To That, He Served As Executive Vice President Of Sales & Marketing For Sallie Mae, A Student Loan Service Company, From December 2007 To November 2009, And Senior Vice President Of Private Credit Lending At Sallie Mae From January 2007 To December 2007.



James Kirsch

Chief Executive Officer And Chairman Of The Board – Professional Diversity Network

James Kirsch Has Served As Our Chief Executive Officer And As A Member Of Our Management Board Since 2008. Mr. Kirsch Served As Chief Strategic Officer At Amightyriver.Com, A Division Of PDN From 2004 To 2008. From 1996 To 2001, Mr. Kirsch Was The Chief Executive Officer Of Especialty Brands, An Online Retail Company. Additionally, Mr. Kirsch Served As Chief Executive Officer At Imaternity.Com, The Ecommerce Partner Of Ivillage.Com From 1983 To 1996 And Manager, Vice President And Chief Operating Officer At Dan Howard Industries, A Vertically Integrated Retailer Of Apparel. Mr. Kirsch Served As Mayor Pro-tem And City Councilman, Chairperson Of The Finance Committee And Business Alliance In Highland Park, Illinois From 2001 To 2013.

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 SUMMARY CAPITALIZATION TABLE  31    Shares Outstanding  %  Common Stock  14,633,819  96%  Equity Awards1  157,857  1%  Warrants2  362,500   2%  Unvested restricted stock  200,001  1%  Fully Diluted Shares Outstanding  15,354,177  100%  1 weighted average exercise price: $3.752 weighted average exercise price: $8.34  Data As of September 30, 2015

SUMMARY

- PDN Is Uniquely Positioned To Be The Leading Resource To Reach And Recruit Diverse Talent Among The Audience Of Almost 72MM Women And 55MM Diverse Americans In The US Workforce*
- Currently Providing Diversity Recruitment Services For Some Of The Nation's Largest Employers
- Intensifying Regulations To Hire Diverse Candidates Has Increased Employers' Need For Diversity Recruitment Outreach And Hiring
- Proprietary Technology Now Increasing Web Traffic, Job Seeker Applications And Operating Efficiencies
- Registered Users During The Third Quarter Of 2015 Increased 19.5%, With Over 6.8MM Users In Our User Base And Over 850,000 In Our NAPW Database
- Increasing Momentum: $8.7 MM In Unaudited Sales Bookings In Q315 V. $1.2 MM In Q314

Professional Diversity Network

** Source: Catalyst.org*

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